UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported):   October 8, 2018
DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

(864) 232-5200
(Registrant's Telephone Number Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.
Consent and Third Amendment to Fifth Amended and Restated Credit Agreement
On October 8, 2018, Delta Apparel, Inc. (“Delta Apparel”) and its wholly-owned subsidiaries M.J. Soffe, LLC, Culver City Clothing Company, Salt Life, LLC, and DTG2Go, LLC (collectively with Delta Apparel, the “Borrowers”) entered into a Consent and Third Amendment to Fifth Amended and Restated Credit Agreement (the “Third Amendment”) with Wells Fargo Bank, National Association (“Wells Fargo”) and the other lenders set forth therein (collectively with Wells Fargo, the “Lenders”).

The Fifth Amended and Restated Credit Agreement, dated as of May 10, 2016 (the “Amended Credit Agreement”), was filed as Exhibit 10.1 to Delta Apparel’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2016. The First Amendment to the Amended Credit Agreement was filed as Exhibit 10.2.5 to Delta Apparel’s Annual Report on Form 10-K filed with the SEC on November 28, 2017. The Second Amendment to the Amended Credit Agreement was filed as Exhibit 10.1 to Delta Apparel’s Form 8-K filed with the SEC on March 13, 2018. The Amended Credit Agreement, First Amendment and Second Amendment are incorporated herein by reference and referred to herein together as the “Existing Loan Agreement.”

Pursuant to the Third Amendment, the Lenders consented to DTG2Go, LLC’s acquisition of substantially all of the assets of Silk Screen Ink, Ltd., an Iowa corporation d/b/a SSI Digital Print Services. The Third Amendment also: (i) amends the Existing Loan Agreement, including various definitions therein, to add a first-in last-out “FILO” borrowing component; and (ii) amends the Existing Loan Agreement, including various definitions therein, to address the potential unavailability or discontinuance of the use of LIBOR rates and update certain provisions regarding compliance with denied party, sanctioned entity, anti-corruption and anti-money laundering and related laws and regulations and other items.

The foregoing summary of the Third Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the text of the Third Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.
On October 8, 2018, Delta Apparel issued a press release announcing DTG2Go, LLC’s acquisition of substantially all of the assets of Silk Screen Ink, Ltd., an Iowa corporation d/b/a SSI Digital Print Services, a premium provider of digital, direct-to-garment printed products, for a purchase price of $12 million in cash (subject to customary post-closing adjustments), with $5 million paid in connection with closing and $7 million payable via promissory note. A copy of the press release is attached as Exhibit 99.1 hereto, incorporated herein by reference and also made available through the Company's website at www.deltaapparelinc.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1

Consent and Third Amendment to Fifth Amended and Restated Credit Agreement dated as of October 8, 2018, among Delta Apparel, Inc., M.J. Soffe, LLC, Culver City Clothing Company, Salt Life, LLC, DTG2Go, LLC, Wells Fargo Bank, National Association and the other lender parties as set forth therein.

10.2
Press release issued by Delta Apparel, Inc. on October 8, 2018. The information contained in the attached exhibit is unaudited and should be read in conjunction with Delta Apparel, Inc.'s annual and quarterly reports filed with the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	October 9, 2018	/s/ Deborah H. Merrill
Deborah H. Merrill
Chief Financial Officer & President, Delta Group